Before you invest, you may want to review the fund’s prospectus, which contains information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated May 1, 2025, are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS.

INVESTMENT OBJECTIVE

The Gold and Precious Metals Fund seeks long-term growth of capital plus protection against inflation and monetary instability. The fund also pursues current income as a secondary objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees ( fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	0.90%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.58%
Total annual fund operating expenses	1.73%

(1)	Expenses have been restated to reflect current fees. The management fee was previously subject to an upward or downward adjustment depending upon the performance of the fund relative to its designated benchmark index, the FTSE Gold Mines Index, over a 12-month rolling period (the “performance adjustment”). During a phase out period in effect from April 1, 2024 through April 1, 2025, the management fee was only eligible to be adjusted downward. The performance adjustment ceased entirely on April 1, 2025. Therefore, effective April 1, 2025, the management fee is 0.90% and is no longer subject to a performance adjustment. Expenses will not match to the financial highlights due to the removal of the performance fee.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 58% for the fiscal year ended December 31, 2024.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

Under normal market conditions, the Gold and Precious Metals Fund will invest at least 80% of its net assets in equity and equity-related securities of companies principally involved in the mining, fabrication, processing, marketing or distribution of precious metals including gold, silver, platinum group, palladium, as well as diamonds. The fund may invest in these precious metals directly and/or in equity and equity-related securities, such as exchange-traded funds (“ETFs”) that represent interests in, or related to, these precious metals. The fund may invest in foreign or emerging market securities. The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks, convertible securities, rights and warrants, options and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also participates in private placements, initial public offerings (IPOs), and long-term equity anticipation securities (LEAPS).

The fund may invest in warrants to gain exposure to individual securities in the gold and precious metals industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when it participates in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

The fund may also short positions in the fund’s portfolio that are considered by the Adviser to be overvalued in an effort to realize a valuation discrepancy. A short position generally involves the sale of a security that the fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the fund to repurchase the security later at the lower price.

The fund focuses on selecting companies with established producing mines that create a significant stream of cash flow. Senior mining companies that have proven reserves are more strongly influenced by the price of gold. The fund invests across senior mining companies, as well as junior and intermediate mining companies. Junior mining companies typically have small market capitalization and their growth generally comes from a major mining discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is typically greater than that of senior producers.

The Adviser’s stock selection process for established mining companies looks to identify companies with robust growth profiles and strong cash flows. In making security selections for junior and intermediate mining investments, the Adviser looks for companies with proven management who have a strong track record in developing and producing mining companies and whose potential mining assets and financial structure have upside leverage to rising commodity prices.

Although the fund has greater latitude to invest its assets in different precious metals, such as platinum, palladium and silver, it currently has significant investments in the gold sector. Gold companies include mining companies that exploit gold deposits that are supported by co-products and by-products such as copper, silver, lead and zinc, and also diversified mining companies which produce a meaningful amount of gold.

The fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The fund also may purchase call and put options, and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL INVESTMENT RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors . The effects of such economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. There is a risk that the investment strategy does not achieve the fund’s objectives or that the Adviser does not implement the strategy properly.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Industry Concentration Risk. The fund concentrates its investments in gold and other precious metals. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time. Therefore, the fund may be more volatile than other types of investments.

●	Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration gold companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

●	Non-Diversification Risk. The fund is non-diversified and may invest a significant portion of its total assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

●	Price Volatility Risk. The value of the fund’s shares may fluctuate significantly.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Gold and Precious Metals/Minerals Risk. The fund may invest in gold and precious metals directly and/or in equity and equity-related securities, such as ETFs that represent interests in, or related to, these precious metals and, therefore, is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if the fund derives more than 10% of its gross income from these investments in gold and precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the fund and its shareholders.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

●	Restricted Security Risk. The fund may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the fund to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the fund could liquidate the security.

●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

These investments may involve a high degree of business and financial risk.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the fund’s performance to be more volatile than if the fund had not been leveraged. Leveraging also may require that the fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the fund to losses in excess of the amounts invested or borrowed.

●	Initial Public Offering Risk. The fund may purchase securities in an initial public offering (“IPO”), which may be illiquid; thus the fund may not be able to dispose of them promptly at the price at which they are valued.

●	Short Position Risk. The fund will incur a loss from a short position if the value of the reference instrument increases after the time the fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the fund’s losses, and also may involve counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

●	Counterparty Risk. The fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the fund’s investment.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index and a style specific index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Gold and Precious Metals Fund

Best quarter shown in the bar chart above: 65.99% in the second quarter of 2020.

Worst quarter shown in the bar chart above: (31.85)% in the first quarter of 2020.

Average Annual Total Returns

(for the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Gold and Precious Metals Fund Return Before Taxes	16.65%	3.63%	9.27%
Return After Taxes on Distributions	16.13%	3.19%	8.93%
Return After Taxes on Distributions and Sale of Fund Shares	10.03%	2.69%	7.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	8.97%	3.64%	8.02%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

No one index is representative of the Fund’s portfolio.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2001. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Gold and Precious Metals Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

U.S. Global Investors Funds

c/o Apex Fund Services

P.O. Box 588

Portland, ME 04112

Gold and Precious Metals Fund (USERX)	252-USERX-0525S

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